SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 13, 1997



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                        0-25346                      47-0772104
  (State or other jurisdiction      (Commission                  (IRS Employer
   of incorporation)                 File Number)            Identification No.)



                  330 South 108th Avenue, Omaha, Nebraska 68154
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (402) 390-7600


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                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                                    FORM 8-K


Item 2.       Acquisition or Disposition of Assets.

     On May 13, 1997, Transaction Systems Architects, Inc. (the "Company") acquired all of the outstanding securities of Regency Voice Systems, Inc. and related entities ("RVS"), pursuant to a statutory exchange under a Stock Exchange Agreement (the "Stock Exchange Agreement") dated as of April 17, 1997 among the Company, RVS, and the owners of RVS. Under the terms of the exchange, the Company issued 1,615,383 shares of Class A Common Stock.

     RVS develops, markets, and supports financial software products and related services including interactive voice response and PC-banking products for financial institutions.


Item 7.     Financial Statements and Exhibits.

(c)               Exhibits.

                  2.10 Stock Exchange Agreement dated April 17, 1997 by and among the Company, Regency Voice Systems, Inc., Regency Interactive Services, Inc., Regency Voice Systems Investors, Ltd., and their respective shareholders and partners.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.


Dated:  May 20, 1997                         By:    /s/ Gregory J. Duman
                                                   -------------------------
                                                        Gregory J. Duman
                                                      Chief Financial Officer
                                                   (Principal Financial Officer)




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                                  EXHIBIT INDEX

Exhibit
                               Number Description

2.10 Stock Exchange Agreement dated April 17, 1997 by and among the Company, Regency Voice Systems, Inc., Regency Interactive Services, Inc., Regency Voice Systems Investors, Ltd., and their respective shareholders and partners.
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